SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                      _________________

                          FORM 8-K
                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                      December 10, 2001
              (Date of earliest event reported)


                 PHILLIPS PETROLEUM COMPANY
   (Exact name of registrant as specified in its charter)



     Delaware            001-00720           73-0400345
  (State or other    (Commission File       (IRS Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)


     Phillips Building, Bartlesville, Oklahoma    74004
(Address of principal executive offices, including Zip Code)


                       (918) 661-6600
    (Registrant's telephone number, including area code)


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Item 5 -- Other Events.

          Effective as of December 10, 2001, Phillips
Petroleum Company amended the Phillips Petroleum Company
Stock Plan for Non-Employee Directors (the Plan) to permit the grant of stock units. A copy of the Amendment to the Plan is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference.



Item 7(c) -- Exhibits.

  10.1    Amendment to Phillips Petroleum Company Stock
          Plan for Non-Employee Directors, effective as of December 10, 2001.











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                         SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHILLIPS PETROLEUM COMPANY

Date:  December 13, 2001         By: /s/ Rand C. Berney
                                     ----------------------
                                 Name:   Rand C. Berney
                                 Title:  Vice President
                                         and Controller














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


                        EXHIBIT INDEX



  10.1    Amendment to Phillips Petroleum Company Stock
          Plan for Non-Employee Directors, effective as of December 10, 2001.




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